SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT

                              AMENDMENT NO. 1

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            April 1, 1995
                           Date of Report
                  (Date of Earliest Event Reported)



                 Continental Waste Industries, Inc.
      (Exact Name of Registrant as Specified in its Charter)


          Delaware          0-22602               11-2909512
(State of Incorporation) (Commission File No.)  (IRS Employer
                                              Identification No.)


                   67 Walnut Avenue, Suite 103
                    Clark, New Jersey  07066
             (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:(908)396-0018

Item 7. Financial Statements and Exhibits
Amended by filing the following pro forma financial information.

      CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIAIRIES
          UNAUDITED ADJUSTED COMBINING BALANCE SHEET
                     AS OF JUNE 30, 1995
                       (In thousands)


                          Continental  Businesses
                             Waste      Acquired                   Pro
                           Industries,   Since                    Forma
                            Inc.     June 30, 1995  Adjustments Combined

CURRENT ASSETS:
 Cash and cash equivalents    3,795         54            -        3,849
 Accounts and note receivable 6,705        244            -        6,949
 Other current assets         5,239        149          (44)       5,344
  Total current assets       15,739        447          (44)      16,142

LANDFILLS, PROPERTY AND
 EQUIPMENT,
 net                         67,422      2,423          796       70,641

EXCESS COST OVER FAIR VALUE   9,980         -         5,496       15,476
OTHER ASSETS                  7,971          4            -        7,975

                            101,112      2,874        6,248      110,234

CURRENT LIABILITIES:
 Notes payable                   -          -         1,350        1,350
 Current maturities of
  long-term debt                786        198          183        1,167
 Accounts payable             2,493         77            -        2,570
 Other accrued liabilities    5,385        328          230        5,943
 Total current liabilites     8,664        603        1,763       11,030
LONG-TERM DEBT               34,902      1,371        4,042       40,315
ACCRUED LANDFILL CLOSURE
  COSTS                       6,857         -             -        6,857
OTHER LONG-TERM LIABILITIES  10,467         -           650       11,117
STOCKHOLDERS' EQUITY:
 Equity of acquired companies    -         900         (900)          -
 Common stock                     6         -             -            6
 Additional paid-in-capital  33,541         -           693       34,234
 Retained earnings            7,147         -             -        7,147
 Treasury stock                (472)        -             -        (472)
 Total stockholders' equity  40,222        900         (207)      40,915

                            101,112      2,874        6,248      110,234

The accompanying Notes to Unaudited Pro Forma Combining Financial
Statements are an integral part of this balance sheet.

        CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1994
                (In thousands except per share data)

                    Continental
                      Waste      Victory    Businesses    Pro       Pro
                    Industries,   Waste      Acquired    Forma     Forma
                        Inc.   Incorporated  in 1995  Adjustments Combined

REVENUE               28,728     6,212        11,549       -      46,489
COSTS AND EXPENSES
 Operating expenses   17,224     3,790         9,201      556     30,771
 General and
  administrative
  expenses             4,485     1,177         1,749       -       7,411
  Income from
   operations          7,019     1,245           599     (556)     8,307
OTHER INCOME (EXPENSES):
 Interest expense     (1,881)   (1,015)         (158)    (150)    (3,204)
 Other income
 (expense), net         (126)      (51)           19      (47)      (205)
  Income before income
   taxes and
   extraordinary gain  5,012       179           460     (753)     4,898
PROVISION FOR INCOME
 TAXES                (2,244)     (200)         (147)     322     (2,269)
 Income (loss) before
  extraordinary gain   2,768       (21)          313     (431)     2,629

EARNINGS PER SHARE
 Primary before
  extraordinary gain     0.66                                       0.62
 Fully diluted before
  extraordinary gain     0.60                                       0.55

 Primary weighted
  average shares        4,158                              67      4,225
 Fully diluted weighted
  average shares        4,611                              67      4,678


    The accompanying Notes to Unaudited Pro Forma Combining Financial Statements are an integral part of this statement.



       CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
              FOR THE SIX MONTHS ENDED JUNE 30, 1995
               (In thousands except per share data)


                     Continental    Businesses
                        Waste        Acquired     Pro forma  Pro Forma
                  Industries, Inc.    in 1995    Adjustments  Combined

REVENUE                 20,478          5,585         -        26,063
COSTS AND EXPENSES
 Operating expenses     12,135          4,550        153       16,838
 General and
  administrative
  expenses               2,984            701         -         3,685
Income from operations   5,359            334       (153)       5,540

OTHER INCOME (EXPENSES):
 Interest expense       (1,298)           (86)      (221)      (1,605)
 Other income (expense),
  net                      -                1         89           90
  Income before income
   taxes                 4,061            249       (285)       4,025
PROVISION FOR INCOME
 TAXES                  (1,723)          (116)       133       (1,706)
 Net income              2,338            133       (152)       2,319

EARNINGS PER SHARE
 Primary                  0.34                                   0.34
 Fully Diluted            0.34                                   0.33

 Primary weighted
  average shares         6,848                        63        6,911
 Fully diluted weighted
  average shares         6,961                        63        7,024


    The accompanying Notes to Unaudited Pro Forma Combining Financial Statements are an integral part of this statement.


         CONTINENTAL WASTE INDUSTRIES, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

Note 1.  Description of Pro Forma Combining Financial Statements

  The unaudited pro forma combining financial statements of Continental Waste Industries, Inc. (the "Company") reflect certain business acquisitions as if such acquisitions had occurred on January 1, 1994. The acquisitions included in the pro forma statements are described below:

     1994 Acquisition:

     On July 1, 1994, the Company acquired approximately 73% of the issued and outstanding capital stock of Victory Waste Incorporated ("Victory") for 498,855 shares of common stock ("Shares") and various contingent consideration. At that point Victory owned approximately 54% of the issued and outstanding common stock of G.E.M. Environmental Management, Inc. ("GEM"). By December 31, 1994, the Company acquired an additional approximate 23% of Victory, certain options to purchase Victory common stock and an additional approximate 27% of GEM for an aggregate of 185,756 Shares and the forgiveness of certain indebtedness from GEM. See Note 2 of the Notes to Consolidated Financial Statements included in the Company's annual report or Form 10-KSB for the year ended December 31, 1994 for a full description of the Victory acquisition.

     The acquisition was accounted for as a purchase and, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based upon management's estimate of their fair value at the date of acquisition. Those estimated fair values were adjusted as of December 31, 1994, to reflect information obtained by the Company's management regarding the fair values after the original allocation. Certain other immaterial adjustments to the fair values assigned have been made as of June 30, 1995, to reflect yet additional information. No further adjustments are anticipated except to appropriately account for certain contingencies which have yet to be settled. The operating results of Victory have been included in the consolidated results of the Company from the acquisition date.

     The principal allocations of the purchase price, excluding the potential effect of certain contingencies which have yet to be settled, are as follows (in millions):

     Land, landfill sites and improvements                $26.1
     Excess cost over fair value of net assets acquired     1.3
     Assumed indebtedness                                 (11.3)
     Accrued landfill closure costs                        (3.7)
     Other net assets                                      (2.8)
                                                          $ 9.6

     The settlement of outstanding contingencies are not expected to have a material effect on the above allocation or future results of operations.

     1995 Acquisitions:

     From April 1, to August 15, the Company has expanded its operations through the acquisition of eight businesses engaged in waste management businesses. Each of these transactions have been accounted for using the purchase method of accounting.
These entities included ASCO Sanitation, Inc., Larry's Disposal, Inc., Terre Haute Recycling, Inc., Gilliam Sanitation, Inc., Gilliam Transfer, Inc., Anderson Refuse Company, Inc., M.V. Dulworth, and a 72% interest in Procesa Continental S.A. de C.V.

     The aggregate purchase price of these businesses was $7.9 million, plus the assumption or refinancing of $2.1 million of debt and $1.0 million of future contingent payments. The purchase prices were paid by issuing 67,020 Shares with a market value of $797,000 at the time of issuance and cash obtained from the Company's revolving credit facility (the "Credit Facility") of $4.8 million.

     None of these acquisitions have been individually significant, each with a purchase price and assets less than 10% of the Company's December 31, 1994 assets and each with historical income or loss before income taxes of less than 10% of the Company's income before income taxes and extraordinary gain for the year ended December 31, 1994. In addition, the aggregate of these transactions is less than 10% of the measures described above except for the aggregate of the absolute values of the incomes and losses before income taxes of these entities which total more than 10% but less than 20% of the Company's 1994 income before income taxes and extraordinary gain.

     Accordingly, although the acquired businesses are not integral to each other, their financial position and operating results were combined for purposes of the pro forma presentation.
Additionally, on June 28, 1995, the Company acquired the remaining outstanding common stock of Victory and GEM.

     For purposes of the accompanying pro forma financial statements, adjustments have been reflected on an estimated basis using the most recent information available. No assurances can be given that the final determination of the fair value of assets acquired and liabilities assumed in the various acquisitions (except the acquisition of Victory as described above) will not differ from the adjustments presented herein. Such determination will be made within one year of the related acquisition and are not expected to be materially different from the estimates used herein.

     The pro forma statements are not necessarily indicative of the results that would have been obtained if the acquisitions had been consummated at an earlier date and is not intended to be a projection of future results or trends.



Note 2.  Adjustments to the June 30, 1995 Combining Balance Sheet
(in thousands)

  Other current assets
   Revaluation of certain prepaid expenses            $   (44)

  Landfills, property and equipment, net
   Revaluation of acquired transfer station           $   796

  Excess cost over fair value
   Anderson Refuse Company, Inc.                      $   986
   Terre Haute Recycling, Inc.                          1,825
   Gilliam Sanitation, Inc.                             1,587
   Procesa Continental S.A. de C.V.                    1,098
                                                     $ 5,496

  Notes payable
   Non-interest bearing notes to sellers of
       Anderson Refuse Company, Inc.                  $   955
   Non-interest bearing note to seller of
       M.V. Dulworth                                      195
  Non-interest bearing note to seller of
   Procesa Continental S.A. de C.V.                       200
                                                      $ 1,350

  Current maturities of long-term debt
   Debt due to seller of Gilliam Sanitation, Inc.
       at imputed interest of 9.0%                    $   183

  Other current liabilities
   Current portion of determinable contingent
       payments                                       $   230

  Long-term debt
   Borrowing under the Credit Facility to finance
       the acquisitions                               $ 3,723
   Debt due to seller of Gilliam Sanitation, Inc.
       at imputed interest of 9.0%                        319
                                                      $ 4,042

 Other long-term liabilities
   Long-term portion of determinable contingent
       payments                                       $   570
   Minority interest in subsidiaries
       (28% of Procesa)                                    80
                                                      $   650



 Equity of acquired companies
  Elimination of equity of acquired companies         $  (900)

 Additional paid-in capital
  Issuance of Shares to acquire companies             $   693



Note 3.  Adjustments to Combining Statements of Income

     Operating results of acquired businesses for periods prior to their acquisition by the Company are included in the "Victory" and "Businesses Acquired in 1995" columns, as appropriate. Pre-acquisition periods for each acquired business extend to their respective acquisition dates which are as follows:

    Victory Waste Incorporated, Inc.       July 1, 1994
    ASCO Sanitation, Inc.                  April 1, 1995
    Larry's Disposal, Inc.                 April 28, 1995
    Terre Haute Recycling, Inc.            July 17, 1995
    Gilliam Sanitation, Inc.               July 18, 1995
    Gilliam Transfer, Inc.                 July 18, 1995
    Anderson Refuse Company, Inc.          August 1, 1995
    M.V. Dulworth                          August 1, 1995
    Procesa Continental S.A. de C.V.      August 15, 1995

 Pro forma adjustments (in thousands)

                                                     For the Six
                                      For the Year      Months
                                          Ended          ended
                                      Dec. 31, 1994 June 30, 1995

Operating expenses
 Record amortization of Victory's
  landfill site revaluation adjustments  $  206         $   -
 Record depreciation of other property
  revaluation adjustments                    69             35
 Record amortization of goodwill from
  all acquisitions over 25 years            281            118

                                         $  556         $  153

Interest expense
 Record interest expense on additional
  borrowings under the Credit Facility
  to finance the acquisitions            $ (436)        $ (194)
 Record interest expense on notes
  due to sellers                            (64)           (27)
 Eliminate non-recurring interest
  expense and deferred refinancing costs
  incurred by Victory                       350              -

                                          $(150)        $ (221)

Other income (expense), net
 Eliminate Victory's minority interest
  related to GEM                          $  56         $    -
 Eliminate the Company's minority
  interest related to Victory and GEM        -              44
 Record the Company's minority interest
  related to Procesa                       (103)            45

                                          $ (47)        $   89

Provision for income taxes
 Record income tax effect of above
  adjustments at the Company's statutory
  income tax rate (40%)                   $ 322         $  133

Primary and fully dilutive weighted
 average shares
 Issuance of Shares to acquire companies     67             63




                                SIGNATURE:

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Continental Waste Industries, Inc.


                        By: /s/ Carlos E. Aguero
                            Carlos E. Aguero
                            President and Chief Executive Officer


Dated:  October 11, 1995